Colonial Intermediate High Income Fund

77E Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc.
(which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG")
(the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, the market price of the shares could decline.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict
Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under
Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia
Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.



770 Transactions effected pursuant to Rule 10f-3

Colonial Intermediate High Income Fund

On April 21, 2006 Colonial Intermediate High Income Fund (Fund) purchased 100,000 par value of notes of Sensata Technologies BV 8.0% 5/01/14 (Securities) for a total purchase price of $100,000 from Morgan
 Stanley pursuant to a public offering in which Banc of America
Securities acted as a participating underwriter. Banc of America
Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; Goldman Sachs & Co.;
Morgan Stanley.





On April 19, 2006, Colonial Intermediate High Income Fund (Fund) purchased 140,000 par value of notes of Chemtura Corp 6.875% 6/01/16 (Securities) for a total purchase price of $139,233 from Credit Suisse First Boston pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Credit Suisse; Citigroup; ABN Amro; Banc of America Securities LLC; Greenwich Capital Markets Inc.; Morgan Stanley; Wachovia.


On April 11, 2006, Colonial Intermediate High Income Fund (Fund) purchased 145,000 par value of notes of Avis Budget Car 7.625%5/15/14 (Securities) for a total purchase price of $145,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; Citigroup; Deutsche
Bank Securities, Inc.; JP Morgan Securities; Wachovia Securities, Inc.; Barclays Capital; Calyon Securities USA Inc.; Credit Suisse; Daiwa Securities America, Inc.; Goldman Sachs & Co.; Mitsubishi
UFJ Securities Internat; RBS Greenwich Capital; Scotia Capital Inc.; Williams Capital Group, LP.


On April 11, 2006, Colonial Intermediate High Income Fund (Fund) purchased 50,000 par value of notes of Avis Budget Car 7.75%5/15/16 (Securities) for a total purchase price of $50,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; Citigroup; Deutsche Bank Securities, Inc.; JP Morgan Securities; Wachovia Securities, Inc.; Barclays Capital; Calyon Securities USA Inc.; Credit Suisse; Daiwa Securities America, Inc.; Goldman Sachs & Co.; Mitsubishi UFJ Securities Internat; RBS Greenwich Capital; Scotia Capital Inc.; Williams Capital Group, LP.


On April 11, 2006, Colonial Intermediate High Income Fund (Fund) purchased 35,000 par value of notes of Avis Budget Car Floating Rate
Note 5/15/14(Securities) for a total purchase price of $35,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; Citigroup; Deutsche Bank Securities, Inc.; JP Morgan Securities; Wachovia Securities, Inc.; Barclays Capital; Calyon Securities USA Inc.; Credit Suisse; Daiwa Securities America, Inc.; Goldman Sachs & Co.; Mitsubishi UFJ Securities Internat; RBS Greenwich Capital; Scotia Capital Inc.; Williams Capital Group, LP.


On May 1, 2006, Colonial Intermediate High Income Fund (Fund) purchased 325,000 par value of notes of CMP Susquehanna 9.875%
05/14 (Securities) for a total purchase price of $325,000 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount  of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Bank of America; Deutsche Bank; Goldman Sachs & Co.; \ Merrill Lynch; UBS


On April 25, 2006, Colonial Intermediate High Income Fund (Fund) purchased 100,000 par value of notes of NPC International 9.5% 05/14 (Securities) for a total purchase price of $100,000 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: JP Morgan; Merrill Lynch & Co.; Banc of America
Securities LLC

On May 12, 2006, Colonial Intermediate High Income Fund (Fund) purchased 165,000 par value of notes of Embarq Corp 7.995% 6/1/16 (Securities) for a total purchase price of $164,988 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Bear, Stearns & Co. Inc.; Goldman, Sachs & Co.; Lehman Brothers; Citi Group; Banc of America Securities LLC; Barclays
Capital; Mitsubishi UFJ Securities; JP Morgan; RBS Greenwich Capital; Wachovia Securities



On May 4, 2006, Colonial Intermediate High Income Fund
 (Fund) purchased 585,000 par value of notes of Allied Waste North America 7.125% 5/15/16 (Securities) for a total purchase price of $579,870 from Citi Group pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar areement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Citi Group; JP Morgan; UBS; Banc of America Securities, LLC; BNP Paribas; Calyon Securities USA Inc.; Credit Suisse;
Deutsche Bank Securities Inc.; Scotia Capital Inc.; Wachovia
Securities Inc.

On April 6, 2006, Colonial Intermediate High Income Fund
 (Fund) purchased 85,000 par value of notes of Autonation Inc. Float Rate 4/15/13 (Securities) for a total purchase price of $85,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Comerica Securiteis; Daiwa Securities America Inc.; Wells Fargo Securities



On April 6, 2006, Colonial Intermediate High Income Fund
 (Fund) purchased 140,000 par value of notes of Autonation Inc. 7% (Securities) for a total purchase price of $140,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at last three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; JP Morgan Securities; Wachovia Securities Inc.; BNP Paribas; Comerica Securities; Daiwa Securities America Inc.; Suntrust Robinson Humphrey; Wells Fargo Securities

On April 6, 2006, Colonial Intermediate High Income Fund
 (Fund) purchased 130,000 par value of notes of Hughs Network Systems 9.5% 4/15/14 (Securities) for a total purchase price of $130,000 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Bear Stearns & Co. Inc.; Morgan Stanley; Banc of
America Securities LLC

On June 26, 2006, Colonial Intermediate High Income Fund
 (Fund) purchased 355,000 par value of notes of Petrohawk Energy 9.125% 7/15/13 (Securities) for a total purchase price of $350,509 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; BNP Paribas; Credit Suisse; JP Morgan Securities; Harris Nesbitt; Lehman Brothers; Morgan Stanley

On June 28, 2006, Colonial Intermediate High Income Fund
 (Fund) purchased 220,000 par value of notes of Windstream Corp 8.625% 8/01/16 (Securities) for a total purchase price of $214,000 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: JP Morgan Securities; Merrill Lynch & Co.; Banc of America Securities, LLC; Barclays Capital; Citigroup; Wachovia Securities Inc.

On January 10, 2006, Colonial Intermediate High Income Fund (Fund) purchased 50,000 par value of bonds of Westlake Chemicals 6.625%'16 (Securities) for a total purchase price of $49,837 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Deutsche Bank Securities; Banc of America Securities
LLC; JP Morgan; Credit Suisse First Boston.



On January 11, 2006, Colonial Intermediate High Income Fund (Fund) purchased 150,000 par value of notes of Quebecor Media 7.75%'16 (Securities) for a total purchase price of $150,000 from Citi Group Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC; Citigroup; Credit
Suisse First Boston Corp.


On January 13, 2006, Colonial Intermediate High Income Fund (Fund) purchased 240,000 par value of notes of R.H. Donnelley Corp 8.875%'16(Securities) for a total purchase price of $240,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Bear Stearns & Co., Inc.; Credit Suisse First Boston Corp; JP Morgan Securities; Deutsche Bank Securities, Inc.; Goldman Sachs & Co.; UBS; Wachovia Securities; ABN Amro; Banc of America Securities LLC; BNP Paribas; BNY Capital Markets; ING Group NV; \ Royal Bank of Scotland; Scotia Capital, Inc.


On January 26, 2006, Colonial Intermediate High Income Fund (Fund) purchased 200,000 par value of notes of NRG Energy Inc. 7.25% '14 (Securities) for a total purchase price of $200,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Morgan Stanley; Citigroup; Lehman Brothers; Banc of
America Securities LLC; Deutsche Bank Securities.


On January 26, 2006, Colonial Intermediate High Income Fund (Fund) purchased 200,000 par value of notes of NRG Energy Inc. 7.375% '16 (Securities) for a total purchase price of $200,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Deutsche Bank Securities; Goldman, Sachs & Co.;
Merrill Lynch & Co.

On January 22, 2006, Colonial Intermediate High Income Fund (Fund) purchased 30,000 par value of notes of HK Hovnanian Enterprises
7.5% 5/15/16 (Securities) for a total purchase price of $30,000 from Credit Swiss First Boston pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Deutsche Bank Securities; Banc of America Securities
LLC; JP Morgan; Credit Suisse First Boston.


On March 1, 2006, Colonial Intermediate High Income Fund (Fund) purchased 195,000 par value of notes of Quebecor World Cap Corp 8.75%3/15/16 (Securities) for a total purchase price of $195,000 from Citigroup Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Citigroup; ABN Amro; BNP Paribas; CIBC World Markets PLC; Harris Nesbitt; JP Morgan; NBC Capital Markets Group; RBC Capital Markets; Scotia Capital Inc.; Societe Generale; TD Securities; Wachovia Bank.

On March 13, 2006, Colonial Intermediate High Income Fund (Fund) purchased 405,000 par value of notes of Quicksilver Resources
7.125% 4/1/16 (Securities) for a total purchase price of $405,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.


The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: JP Morgan; Credit Suisse; Banc of America Securities,
LLC; BNP Paribas; Goldman, Sachs & Co.


On March 15, 2006, Colonial Intermediate High Income Fund (Fund) purchased 100,000 par value of notes of Xerox Corp 6.4% 3/15/16 (Securities) for a total purchase price of $99,413 from JP Morgan pursuant to a public offering in which Banc of America
Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Goldman Sachs & Co; JP Morgan Securities; Banc of America Securities LLC; Bear Stearns & Co, Inc.; Citigroup; Deutsche Bank Securities, Inc.; Barclays Capital; BNP Paribas; Merrill Lynch & Co.


On March 29, 2006, Colonial Intermediate High Income Fund (Fund) purchased 510,000 par value of notes of Host Marriott LP 6.75%6/01/16 (Securities) for a total purchase price of $510,000 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule
10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor)
o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o       The amount of Securities purchased did not exceed
	25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned
Securities: Banc of America Securities LLC, Goldman Sachs & Co.; Bank of New York; Bank of Nova Scotia; Bear Stearns & Co., Inc; Calyon New York; Citigroup; Deutsche Bank Securities, Inc.; Merrill Lynch & Co.; Royal Bank of Scotland; Societe Generale; Wachovia Securities, Inc.